1
Exhibit 32
CERTIFICATION

PURSUANT TO 18 U.S.C. SECTION 1350,

AS ADOPTED PURSUANT TO
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection

with the

quarterly report

of Net

1 UEPS

Technologies,

Inc. (“Net1”)

on Form 10-Q

for the

quarter ended
December 31, 2021,

as filed with the Securities and

Exchange Commission on

the date hereof (the

“Report”), Chris G.B. Meyer

and
Alex

M.R.

Smith,

Group

Chief

Executive

Officer

and

Chief

Financial

Officer,

respectively,

of

Net1,

certify,

pursuant

to

18
U.S.C. § 1350, that to their knowledge:

1.

The

Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange

Act of 1934,
as amended;

and

2.

The information contained in the Report fairly presents, in all material respects, the financial condition and results
of operations of Net1.

Date: February 9, 2022 /s/: Chris G.B. Meyer

Name: Chris G.B. Meyer

Group Chief Executive Officer

Date: February 9, 2022 /s/: Alex M.R. Smith

Name: Alex M.R. Smith

Chief Financial Officer